SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  July 31, 2002
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                               TREMONT CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



Delaware                   1-10126                    76-0262791
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)


1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)



                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:  Other Events

     On July 29, 2002, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by this reference. The Press Release at Exhibit 99.1 relates to an announcement by Registrant regarding a merger proposal it received from Valhi, Inc.

     On July 31, 2002, the Registrant issued the press release attached hereto as Exhibit 99.2 which is incorporated herein by this reference. The Press
Release at Exhibit 99.2 relates to an announcement by Registrant regarding Registrant's payment of a dividend for third quarter of 2002.

Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits

            Item No.    Exhibit List
            --------    --------------------------------------------------------

            99.1        Press release dated July 29, 2002 issued by Registrant.

            99.2        Press Release dated July 31, 2002 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TREMONT CORPORATION
                                        (Registrant)




                                        By: /s/ Robert E. Musgraves
                                            -------------------------------
                                        Robert E. Musgraves
                                        Vice President, General Counsel
                                          and Secretary






Date: July 31, 2002

                                                                    Exhibit 99.1


                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                           CONTACT:

Tremont Corporation                              Mark A. Wallace
1999 Broadway, Suite 4300                        Vice President
Denver, Colorado 80202                             and Chief Financial Officer
                                                 (303) 296-5615

                       VALHI PROPOSES MERGER WITH TREMONT

     DENVER, COLORADO . . . July 29, 2002 . . . Tremont Corporation ("Tremont") (NYSE: TRE) announced today that it has received a merger proposal from Valhi, Inc. (NYSE: VHI). Valhi's proposal contemplates that stockholders of Tremont (including NL Industries, Inc.) other than Valhi would receive between 2 and 2.5 shares of Valhi common stock for each share of Tremont common stock. Valhi and NL together currently own approximately 80% of the 6,424,858 shares of Tremont common stock outstanding.

     Tremont said it expects its Board of Directors to form a special committee comprised of Board members unrelated to Valhi to review the proposal.

     Tremont, headquartered in Denver, Colorado, is principally a holding company with operations in the titanium metals business, conducted through Titanium Metals Corporation (TIMET), in the titanium dioxide pigments business, conducted through NL, and in real estate development, conducted through The Landwell Company.

                                    o o o o o

                                                                    Exhibit 99.2
                                  PRESS RELEASE



FOR IMMEDIATE RELEASE                           CONTACT:

Tremont Corporation                             Mark A. Wallace
1999 Broadway, Suite 4300                       Vice President
Denver, Colorado  80202                             and Chief Financial Officer
                                                303-296-5600

                  TREMONT DECLARES THIRD QUARTER 2002 DIVIDEND


     DENVER, COLORADO . . . July 31, 2002 . . . Tremont Corporation (NYSE: TRE) announced today that its board of directors, at its most recent meeting, declared a regular quarterly dividend of seven cents ($0.07) per share of common stock, payable on September 26, 2002 to stockholders of record as of the close of business on September 13, 2002.

     Tremont Corporation, headquartered in Denver, Colorado, is principally a holding company with operations in the titanium metals business, conducted through Titanium Metals Corporation, the titanium dioxide business, conducted through NL Industries, Inc., and real estate development, conducted through The Landwell Company.


                                    o o o o o